UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 25, 2012

Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-441-8500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K that was filed by the Federal Home Loan Bank of Dallas on June 29, 2012 (the “Original Report”). Due to a technical error, the Original Report contained an incorrect version of Exhibit 99.1 and reflected an incorrect date of June 19, 2012. The Original Report is hereby amended to reflect a date of June 25, 2012 and Exhibit 99.1 attached hereto supersedes and replaces Exhibit 99.1 to the Original Report in its entirety. Except for the foregoing, all other information remains the same as provided in the Original Report.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1 – Schedule A – Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

July 10, 2012	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Senior Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	Schedule A - Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas